EXHIBIT 99.01

Philip Talamo, Investor Relations 212.969.2383 ir@alliancebernstein.com	John Meyers, Media 212.969.2301 john.meyers@alliancebernstein.com

News Release

AllianceBernstein Holding L.P. Announces Filing and Availability of 2008 Form 10-K

New York, NY, February 23, 2009 – AllianceBernstein Holding L.P. (NYSE: AB) and AllianceBernstein L.P. today announced the filing of their 2008 Forms 10-K with the Securities and Exchange Commission and the availability of AllianceBernstein Holding L.P.’s Form 10-K on www.alliancebernstein.com.  Unitholders may obtain the report in either electronic format or hard copy:

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Download Electronic Copy: Unitholders with internet access can download an electronic version of the report by visiting www.alliancebernstein.com and clicking on “AllianceBernstein 2008 Form 10-K”.  The report is also accessible in the “Featured Documents” section of the “Investor & Media Relations” page at www.alliancebernstein.com/investorrelations.  Please note that downloading the electronic version will require the use of Adobe Reader 5.0 or higher.

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Order Hard Copy Electronically or by Phone: Unitholders may also order a hard copy of the report, which is expected to be available for mailing in six-to-eight weeks, free of charge.  Unitholders with internet access can follow the above instructions to order a hard copy electronically.  Unitholders without internet access, or who would prefer to order by phone, can call 800-227-4618.

About AllianceBernstein

AllianceBernstein is a leading global investment management firm that offers high-quality research and diversified investment services to institutional clients, individuals and private clients in major markets around the world.  AllianceBernstein employs more than 500 investment professionals with expertise in growth equities, value equities, fixed income securities, blend strategies and alternative investments and, through its subsidiaries and joint ventures, operates in more than 20 countries.  AllianceBernstein’s research disciplines include fundamental research, quantitative research, economic research and currency forecasting capabilities.  Through its integrated global platform, AllianceBernstein is well-positioned to tailor investment solutions for its clients. AllianceBernstein also offers independent research, portfolio strategy and brokerage-related services to institutional investors.

At February 2, 2009, AllianceBernstein Holding L.P. (“Holding”) owned approximately 34.6% of the issued and outstanding AllianceBernstein Units.  AXA Financial was the beneficial owner of approximately 64.7% of the AllianceBernstein Units at February 2, 2009 (including those held indirectly through its ownership of approximately 1.6% of the issued and outstanding Holding Units) which, including the general partnership interests in AllianceBernstein and Holding, represent an approximate 65.1% economic interest in AllianceBernstein.  AXA Financial is a wholly-owned subsidiary of AXA, one of the largest global financial services organizations.

Cautions regarding Forward-Looking Statements

Certain statements provided by management in this news release are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly traded partnerships are taxed. We caution readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; we undertake no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see “Risk Factors” in Part I, Item 1A of our 2008 Form 10-K. Any or all of the forward-looking statements that we make in this news release, Form 10-K, other documents we file with or furnish to the SEC, and any other public statements we issue, may turn out to be wrong. It is important to remember that other factors besides those listed in “Risk Factors” and those listed above could also adversely affect our revenues, financial condition, results of operations, and business prospects.

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